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                                                                     Exhibit 10x

                                                     [Verizon Logo]
                                                     1095 Avenue of the Americas
                                                     New York, NY 10036




                                December 5, 2000


Charles R. Lee
[Address]
[Address]

Dear Chuck:

       We are pleased to offer you this employment agreement (the "Agreement") with Verizon Communications Inc. ("Verizon"). For purposes of this Agreement, the term "Company" means Verizon, all corporate subsidiaries and other companies affiliated with Verizon, all companies in which Verizon has an ownership or other proprietary interest of more than 10 percent, and their successors and assigns.

       The opportunities and challenges facing the Company are enormous and exciting. Both as a new organization and as a vigorous competitor in the most dynamic and innovative industry in history, the Company needs extraordinarily talented and committed leadership. This Agreement and the valuable array of wealth-creation opportunities it provides reflect our view that you meet this high standard.

       We value you and the leadership, vision, and commitment you bring to the Company. We are excited by the prospect of having you as a leader. We look forward to your leadership as we chart the course of our new organization at the beginning of a new century.

       The terms and conditions of this Agreement are set forth below.

       1. Purpose - Verizon enters into this Agreement with you because the rapidly-changing and increasingly global telecommunications market and the recent Bell Atlantic - GTE merger (the "Merger") require the Company to make critical strategic, marketing, and technical decisions. These decisions by the Company will be based, in whole or in part, on confidential analyses of the evolving telecommunications market, confidential assessments of the technical capabilities and strategic plans of the Company and competing businesses, and confidential or
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Charles R. Lee
December 5, 2000
Page 2


proprietary information regarding the Company's technology, resources, and business opportunities or other confidential or proprietary information relating to the Company's business. Verizon seeks by this Agreement to ensure that you continue to play a central role in this decision-making process.

       In consideration for your entering into this Agreement, including the restrictions on the disclosure and use of confidential or proprietary information and the limitations on your engaging in competitive activities, the Company is providing you with the security of an agreement with a term of four years, short- and long-term award opportunities, and other benefits.

       2. Term - The term of this Agreement ("Term of Agreement") shall begin on July 1, 2000, and end on June 30, 2004. The term of your employment under this Agreement ("Term of Employment") shall begin on July 1, 2000, and end on June 30, 2002. During the period from July 1, 2002, through June 30, 2004 (the "Consulting Term"), you shall serve as a consultant under this Agreement. Notwithstanding the preceding provisions of this paragraph 2, the Company reserves the right to terminate your employment and the Term of Employment, as well as your consultancy and the Consulting Term, at any time. Your employment and the Term of Employment (and your consultancy and the Consulting Term) also may terminate for other reasons (such as your resignation, retirement, death, or disability). The consequences of the termination of your service are specified in paragraph 13 ("Termination Of Service").

       3. General - Under this Agreement, you shall continue to serve as Chairman of the Board of Directors of Verizon (the "Board") during the Term of Agreement. In addition, you shall continue to serve as Co-Chief Executive Officer of Verizon ("Co-CEO") until June 30, 2002.

       4. Duties And Responsibilities - (a) Term Of Employment - During the Term of Employment, and subject to the provisions of paragraph 13(d) ("Termination For Good Reason"), you shall continue to perform your duties and responsibilities fully and faithfully as Chairman and Co-CEO, reporting only to the Board, and you shall cooperate fully with the other Co-CEO. During such period you shall report solely to the Board, with such duties and responsibilities as are customarily assigned to your position as Chairman and Co-CEO, and such other duties not inconsistent therewith as may from time to time be assigned to you by the Board. During the Term of Employment, you shall continue to devote your entire business skill, time, and effort diligently to the affairs of the Company in accordance with the duties assigned to you, and you shall perform all such duties, and
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Charles R. Lee
December 5, 2000
Page 3


otherwise conduct yourself, in a manner reasonably calculated in good faith by you to promote the best interests of the Company. During the Term of Employment, you shall have the same holidays per calendar year recognized by Verizon for its management employees, and you shall have an aggregate of four management personal days and five weeks of vacation per calendar year, provided that such management personal days and vacation days shall be scheduled with due regard to the needs of the business. During the Term of Employment, except to the extent specifically permitted in writing by the Board, and except for memberships on boards of directors that you hold on the date of this Agreement, you shall not, directly or indirectly, render any services of a business, commercial, or professional nature to any other person or organization other than the Company or a person or organization in which the Company has a financial interest, whether or not the services are rendered for compensation.

          (b) Consulting Term - During the Consulting Term, you shall continue to serve as Chairman of the Board and shall make yourself available, at Verizon's request, to provide consulting services to the Company. The consulting services requested of you shall be consistent with your status as Chairman of the Board. During the Consulting Term, your relationship with Verizon shall be that of an independent contractor, and not that of an employee.

     5. Location - (a) Term Of Employment - During the Term of Employment, you shall perform services for the Company primarily at its New York City headquarters. In addition, a change in your principal work location qualifies as a "Good Reason" in accordance with paragraph (5) of Exhibit E hereto.

          (b) Consulting Term - During the Consulting Term, the Company shall provide you, at the Company's expense, with appropriate office space and related administrative support at a mutually agreeable location in the New York City area. The Company shall reimburse you for all reasonable expenses that you incur in discharging your duties and responsibilities to the Company during the Consulting Term.

          (c) After Consulting Term - If you continue to perform services for the Company until June 30, 2004, in accordance with this Agreement, then from July 1, 2004, through June 30, 2009, the Company shall provide you, at the Company's expense, with appropriate office space and related administrative support at a mutually agreeable location.
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Charles R. Lee
December 5, 2000
Page 4


     6. Base Compensation - (a) Base Salary - During the Term of Employment, your annual base salary shall not be less than $1,750,000 per year.

          (b) Consulting Fee - During the Consulting Term, you shall receive a consulting fee of $250,000 per calendar month, and you shall not be entitled to receive, by reason of your status as Chairman and consultant, any of the compensation or benefits that the Company provides to employees or to non-employee members of the Board. Of course, in accordance with this Agreement, you may, during the Consulting Term, be entitled to certain compensation and benefits by reason of your status as a retired Company employee.

     7. Bonus Opportunities - During the Term of Employment, the Company shall provide you with annual short-term and long-term bonus opportunities. Your annual short-term bonus opportunities shall be prorated for the years 2000 and 2002 to reflect the six-month duration of the Agreement during 2000 and the end of the Term of Employment on June 30, 2002, and your annual long-term bonus opportunity shall become effective beginning in 2001. Your annual short-term bonus opportunity shall not be less than 125 percent of your then-current base salary, and your annual maximum short-term bonus opportunity shall not be less than 250 percent of your then-current base salary. The value of your annual long-term bonus opportunity shall not be less than 800 percent of your then-current base salary.

     8. Founders' Grant - You shall receive a Founders' Grant of options to purchase 650,000 shares of Verizon common stock. The Founders' Grant is contingent on your timely execution of this Agreement. The terms of the Founders' Grant are set forth in the instrument governing the Founders' Grant attached hereto as Exhibit A, which is incorporated herein by reference. Your rights under the Founders' Grant following the termination of your employment shall be governed by paragraph 13 ("Termination Of Service") and by said Exhibit A.

     9. Performance Share Retention Unit Grant - You shall receive a Performance Share Retention Unit Grant with respect to 150,000 shares of Verizon common stock. The Performance Share Retention Unit Grant is contingent on your timely execution of this Agreement. The terms of the Performance Share Retention Unit Grant are set forth in the Performance Share Retention Unit Grant Agreement attached hereto as Exhibit B, which is incorporated herein by reference. Your rights under the Performance Share Retention Unit Grant following the termination of your employment shall be governed by paragraph 13 ("Termination Of Service") and by the terms of such Performance Share Retention Unit Grant Agreement.
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Charles R. Lee
December 5, 2000
Page 5


     10. Benefits And Perquisites - (a) In General - During the Term of Employment, you shall-

               (1) participate in the tax-qualified and nonqualified retirement plans in which you currently participate (including, but not limited to, the GTE Executive Salary Deferral Plan (the "ESDP"));

               (2)  be eligible for the perquisites identified in subparagraph
                    (b), below; and

               (3) participate in the other employee benefit plans, programs, and policies in which you currently participate, including medical, dental, and life insurance plans;

provided that the Company retains the right to amend or terminate any benefit plan, policy, program, or perquisite either as part of the process of providing uniform retirement benefits to former Bell Atlantic and GTE employees or in the normal course of business. In any event, with regard to the benefits described in subparagraphs (b)(1) ("Flexible Spending Account") through (b)(8) ("Apartment"), below, you shall be eligible for such benefits on terms and conditions that are until June 30, 2002 (or, if earlier, until the end of the Term of Employment), at least as favorable to you as the terms and conditions on which you are eligible for each of those benefits at the time you execute this Agreement.

          (b) Perquisites - The perquisites referred to in subparagraph (a), above, are the following:

               (1) Flexible Spending Account: A flexible spending account of $36,000 per year shall be available for such items as club initiation fees, club memberships, and automobile payments. The available balance in the account shall be allocated to you in monthly installments.

               (2) Financial Planning: You shall be eligible for the Company's financial planning and services program.

               (3) Company Aircraft: You shall be required to use Company aircraft for business and personal travel.
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Charles R. Lee
December 5, 2000
Page 6


               (4) Company Automobile: You shall be eligible to use a Company automobile and driver for business and personal travel.

               (5) Home Security: You shall be eligible for home security on an as-needed basis, consistent with Company policy as in effect from time to time.

               (6) Home Office Equipment: You shall be eligible for home office equipment (e.g., computer, fax machine, business line with long distance, and internet access) on an as-needed basis, consistent with Company policy as in effect from time to time.

               (7) Cellular Telephone: You shall be provided with cellular telephone equipment and service.

               (8) Apartment: You shall be provided with access to a Company apartment in New York City.

          (c) Prior Awards - You shall be entitled to vest in, and to receive benefits under, all outstanding awards previously granted to you by the Company in accordance with the terms of such awards.

          (d) Long-Term Performance Incentive - (1) Account - The Company shall continue to maintain the deferred account (the "Account") previously maintained pursuant to the Long-Term Performance Incentive provisions of your agreement with GTE Service Corporation, dated January 14, 1999 (the "Prior Agreement"). The Account shall continue to be maintained and administered in accordance with the Company's written understandings regarding the Account under the Prior Agreement. As of June 30, 2000, the balance in the Account was $11,183,313.26. The balance in the Account (the "Account Balance") shall be adjusted (upward or downward as appropriate) to reflect the value that the Account would have if the Account Balance were invested in a mutual fund designated by you. Until the date on which your initial mutual fund designation becomes effective, however, the Account shall continue to be credited with interest at the "Corporate Average" yield of long-term, high-grade corporate bonds as reported by Moody's Investors Service, or such other substantially similar yield as may be designated in accordance with the deferral regulations under the GTE Long-Term Incentive Plan or its successor ("LTIP"). Quarterly (or more frequently, if permitted by Verizon's Human Resources Committee or its successor (the "HRC") or its designee), you
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Charles R. Lee
December 5, 2000
Page 7


may change any designated mutual fund on a prospective basis. The crediting of interest and investment performance and the designation, or change in designation, of a mutual fund pursuant to this paragraph shall be in accordance with any reasonable rules or requirements imposed by the HRC or its designee.

               (2) Vesting - You shall become vested in 60 percent of the Account Balance if you continue as an employee of the Company until December 31, 2001, and you shall become vested in 100 percent of the Account Balance if you continue as an employee of the Company until June 30, 2002. Except as otherwise provided by paragraph 13 ("Termination Of Service"), you shall not become vested in the Account Balance and you shall not be entitled to receive any payment pursuant to this paragraph if you are not employed by the Company on December 31, 2001.

               (3) Payment - The Payable Amount (as defined below), if any, shall be paid to you or, in the event of your death, to a beneficiary that you have designated in writing (and in a form and manner acceptable to the Company) before your death (or to your estate if you did not designate a beneficiary or if no designated beneficiary survives you) in cash as soon as practicable after the vested percentage of the Account Balance increases in accordance with the preceding provisions of this subparagraph (d) ("Long-Term Performance Incentive"), except to the extent that you elect to defer payment in accordance with paragraph 31 ("Deferrals").

               (4) Payable Amount - The Payable Amount shall be determined by multiplying the Vested Balance by the Performance Percentage (as such terms are defined below) and by subtracting therefrom the sum of (i) any amount previously paid or deferred pursuant to this subparagraph (d) ("Long-Term Performance Incentive") and (ii) the earnings that would have accrued thereon if such amount had not been paid or deferred. If the Payable Amount is zero or less, no amount shall be paid to you (and you shall not be required to make any payment to the Company) pursuant to this subparagraph (d). Attachment A illustrates how the calculations shall be made.

               (5) Vested Balance - The Vested Balance shall be equal to the Account Balance determined as of the date on which the vested percentage increases, multiplied by the then-current vested percentage.

               (6) Performance Percentage - The Performance Percentage shall be prescribed by the following table, determined as of the date on which the vested percentage increases:
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Charles R. Lee
December 5, 2000
Page 8


                 EPS Growth                    Performance Percentage
                 ----------                    ----------------------
                At least 10%...............................70%
                At least 14.4%............................100%
                At least 17.3%............................130%

If EPS Growth is less than 10%, the Performance Percentage shall be zero or such higher amount as may be determined by the HRC. If EPS Growth is between 10% and 14.4% or between 14.4% and 17.3%, the Performance Percentage shall be determined by linear interpolation. The HRC may adjust the EPS Growth goals in the table above at any time as it deems equitable in its discretion. In addition, because the EPS Growth goals in the table were established before the Merger, the HRC shall adjust these goals to reflect the Merger as it deems equitable in its sole discretion.

The HRC shall have the sole discretion to determine EPS Growth. The HRC's determination of EPS Growth, which shall be final and binding, shall be made as follows: EPS Growth shall measure the compound annual rate of growth in the Company's annual earnings per share ("EPS") over GTE's EPS for its 1998 fiscal year of $3.07 per share. The Company's EPS shall be determined on the basis of the fully diluted earnings per share reported in the Company's annual consolidated financial statements for each year (or, for a period of less than a full fiscal year, as reported on the Company's Form 10-Q). In determining EPS Growth, the HRC shall have the discretion to take into consideration any or all of the following: (1) the effects of business combinations; (2) the effects of discontinued operations (including loss on disposal of a line of business or class of customer); (3) changes in accounting principles; (4) extraordinary items; (5) restructuring charges; and (6) changes in tax law. Items (1) and (2) shall be as defined in accordance with Generally Accepted Accounting Principles ("GAAP"), and items (3) through (6) shall be as defined in accordance with GAAP and as defined and as disclosed in the Company's financial statements. When the HRC determines EPS Growth, the HRC shall determine EPS Growth on the basis of the compound annual rate of growth over the entire period since December 31, 1998.

          (e) Additional Benefits - By executing this Agreement, you waive all of your rights under your Executive Severance Agreement with GTE Service Corporation, dated June 4, 1998 (the "ESA"). In lieu of the benefits previously provided to you under your ESA, you shall be entitled to the benefits provided under this Agreement and to certain additional benefits (including pension and Executive
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Charles R. Lee
December 5, 2000
Page 9


Retired Life Insurance Plan benefits) as set forth in Exhibit C to this Agreement, which is incorporated herein by reference.

          (f) Consultancy - During the Consulting Term, you shall be eligible to use Company aircraft for business and personal use, subject to the availability of the aircraft, and the Company shall provide you with financial planning assistance consistent with the Company policy then in effect for senior executives.

          (g) Financial Planning - If you continue as an employee of (or consultant to) the Company until June 30, 2004, in accordance with this Agreement, then from July 1, 2004, through June 30, 2006, the Company shall provide you with financial planning assistance consistent with the Company policy then in effect for other active senior executives, subject, however, to your execution of the release prescribed by paragraph 14 ("Release") and your compliance with the covenants incorporated in paragraph 15 ("Covenants").

     11. Indemnification - Upon your Retirement, you shall be entitled to indemnification in accordance with Verizon's by-laws and Board of Directors resolutions and continued coverage under Verizon's directors and officers liability policy for acts and omissions during and in the scope of your employment and your service as a director. The terms of such indemnification and coverage shall be specified in an agreement that you and Verizon shall enter into in connection with your Retirement.

     12. Excise Tax Gross-Up - Under certain circumstances you may become entitled to a gross-up payment with respect to the excise tax imposed by section 4999 of the Internal Revenue Code (the "Code"). The terms governing the gross-up payment are set forth in Exhibit D, which is incorporated herein by reference.

     13. Termination Of Service- (a) Voluntary Termination By You - (1) Employment - Since you are currently eligible to retire, the consequences of any voluntary termination of employment by you shall be governed by paragraph 13(c) ("Retirement"), except as otherwise provided in paragraph 13(d) ("Termination For Good Reason").

               (2) Consultancy -- During the Consulting Term, you may terminate your service as Chairman of the Board and as consultant to the Company under this Agreement at any time by giving the Board written notice of intent to terminate, delivered at least 30 calendar days before the effective date of such termination. The termination shall automatically become effective upon the expiration of the 30-day notice period. Upon the effective date of such termination,
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Charles R. Lee
December 5, 2000
Page 10


your consulting fee shall cease to accrue, your access to Company aircraft shall terminate, and you shall be eligible for the financial planning services described in paragraph 10(b)(2) ("Financial Planning") for two years from the date of such termination and for the office space and administrative support described in paragraph 5(c) ("After Consulting Term") for five years from the date of such termination. For purposes of this Agreement, if you terminate your service as either Chairman of the Board or consultant to the Company under this Agreement, you shall be deemed to terminate your service in both capacities.

          (b) Termination Due To Death Or Disability - (1) Employment - If, during the Term of Employment, you terminate employment because of death or disability (as defined under the Company-sponsored long-term disability plan that applies to you at the time your employment is so terminated),

               (i) You shall immediately become 100 percent vested in your Account Balance, and your Account Balance shall be distributed to you as soon as practicable following the end of the Company's fiscal year during which your employment terminates, based on EPS Growth as of the end of the most recent Company fiscal quarter ending on or before the date your employment terminates (or, if greater, EPS Growth as of the end of the Company's fiscal year during which your employment terminates);

               (ii) The Company shall make a lump-sum cash payment to you equal to the sum of (A) your base salary for the remaining Term of Employment, (B) 57.5 percent of your maximum short-term bonus opportunity for each full year in the remaining Term of Employment, (C) in respect of any partial year in the remaining Term of Employment, 57.5 percent of your maximum short-term bonus opportunity for a full year multiplied by the percentage of the full year that occurs before the end of the Term of Employment, (D) 100 percent of your long-term bonus opportunity for each full year in the remaining Term of Employment, (E) in respect of any partial year in the remaining Term of Employment, 100 percent of your long-term bonus opportunity for a full year multiplied by the
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Charles R. Lee
December 5, 2000
Page 11


                    percentage of the full year that occurs before the end of the Term of Employment, and (F) an amount equal to the consulting fees that would have been paid to you pursuant to paragraph 6(b) ("Consulting Fee"); provided that the sum of the amounts specified in clauses (A) through (E), above, shall be reduced (but not below zero) by any amounts payable to you under any Company-sponsored disability plan (excluding any amounts payable to you under any Company-sponsored deferred compensation plan, such as the ESDP, and excluding any amounts payable under the life insurance arrangement described in Section 3 of Exhibit C hereto) during the remaining Term of Employment. For this purpose, your base salary shall be based on your base salary rate in effect immediately before your employment terminated (but no less than the amount specified in paragraph 6(a) ("Base Salary")); your annual maximum short-term bonus opportunity shall be equal to 250 percent of your annual base salary in effect immediately before your employment terminated (but no less than the amount specified in paragraph 6(a) ("Base Salary")); and your annual long-term bonus opportunity shall be equal to 800 percent of your annual base salary in effect immediately before your employment terminated (but no less than the amount specified in paragraph 6(a) ("Base Salary")). If your long-term bonus is subject to a performance target, it shall be assumed that the target is met;

              (iii) The value of your then-outstanding performance-bonus awards under LTIP, if any, which shall be deemed equal to 75 percent of target (or its equivalent) for your salary level for each award cycle (but not more than the actual corporate rating for the award cycle) multiplied by the percentage of the award cycle that occurs by the end of the Term of Employment shall be paid to you in accordance with the provisions of LTIP governing the timing and form
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Charles R. Lee
December 5, 2000
Page 12


                         of distribution that apply from time to time to other senior executives of the Company;

                    (iv) Your unvested stock options (including the Founders'
                         Grant) shall immediately vest, and you may exercise all then-outstanding stock options at any time up to the tenth anniversary of the date the option was granted;

                    (v) Your unvested Performance Share Retention Units shall vest to the extent prescribed by the provisions of paragraph 8(d) of Exhibit B hereto; and

                    (vi) If you terminate employment because of disability, you shall be eligible for the financial planning services described in paragraph 10(b)(2) ("Financial Planning") for two years from the date of such termination and for the office space and administrative support described in paragraph 5(c) ("After Consulting Term") for five years from the date of such termination;

provided that if you terminate employment because of death, your rights under this subparagraph (b)(1) (excluding your rights under subparagraph (b)(1)(vi)) shall pass to a beneficiary that you have designated in writing (and in a form and manner acceptable to the Company) before your death (or shall pass to your estate if you did not designate a beneficiary or if no designated beneficiary survives you).

                    (2) Consultancy - If, during the Consulting Term, you terminate your service as Chairman of the Board and as consultant to the Company under this Agreement because of your death or disability, you shall receive a lump-sum payment equal to the consulting fees that would have been paid to you pursuant to paragraph 6(b) ("Consulting Fee"); if your service terminates because of your disability, you shall be eligible for the financial planning services described in paragraph 10(b)(2) ("Financial Planning") for two years from the date of such termination and for the office space and administrative support described in paragraph 5(c) ("After Consulting Term") for five years from the date of such termination; and regardless of whether your service terminates because of your death or because of your disability, your access to Company aircraft shall terminate; provided that if your service terminates because of your death, your right to a lump-sum payment pursuant to this paragraph 13(b)(2) shall pass to a beneficiary that
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Charles R. Lee
December 5, 2000
Page 13


you have designated in writing (and in a form and manner acceptable to the Company) before your death (or shall pass to your estate if you did not designate a beneficiary or if no designated beneficiary survives you).

          (c) Retirement -If, during the Term of Employment, you terminate employment by reason of Retirement (as defined below), you shall be entitled, except as otherwise provided in paragraph 13(g) ("Mandatory Retirement"), to accelerated vesting of all outstanding stock options (other than the Founders' Grant), and to exercise all then-outstanding stock options (excluding nonvested Founders' Grant options) at any time up to the tenth anniversary of the date the option was granted, and you shall be eligible for the financial planning services described in paragraph 10(b)(2) ("Financial Planning") for two years from the date of such termination and for the office space and administrative support described in paragraph 5(c) ("After Consulting Term") for five years from the date of such termination. For purposes of this Agreement, "Retirement" means retirement under the terms of the Verizon Communications 2000 Broad-Based Incentive Plan as in effect on the date hereof. Except as provided by the preceding provisions of this subparagraph (c), upon the effective date of your Retirement, your base salary and any other Company benefits and perquisites shall cease to accrue; provided that you shall otherwise be eligible to receive any and all compensation and benefits for which a similarly situated senior executive would be eligible under the applicable provisions of the compensation and benefit plans in which he is then eligible to participate, as those plans may be amended from time to time.

          (d) Termination For Good Reason - (1) Employment - (i) Subject to the provisions of subparagraph (d)(1)(iv), below, you may terminate your employment under this Agreement for Good Reason by giving the Board 30 calendar days' (exclusive of vacation days) written notice of your intent to so terminate, setting forth in reasonable detail the facts and circumstances deemed to provide a basis for such termination. For purposes of this Agreement, "Good Reason" has the meaning prescribed by Exhibit E, which is incorporated herein by reference.

                    (ii) Notwithstanding the foregoing, and subject to the provisions of subparagraph (d)(1)(iv), below, the Company shall have 15 calendar days from its receipt of such notice to cure the action specified in the notice. In the event of a cure by the Company within the 15-day period, the action in question shall not constitute Good Reason.

                    (iii) Except as provided in subparagraph (d)(1)(ii), above, and (d)(1)(iv), below, upon the lapse of the 30 calendar days' notice period,
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Charles R. Lee
December 5, 2000
Page 14


the Good Reason termination shall take effect, and your obligation to serve the Company, and the Company's obligation to employ you, under the terms of this Agreement shall terminate simultaneously, and you shall be deemed to have incurred an Involuntary Termination Without Cause, with the consequences described in subparagraph (e), below; provided that your rights under this subparagraph (d) (other than those specified in subparagraph (e)(1)(iv) and (v)) are contingent on your execution of a release in accordance with paragraph 14 ("Release").

                    (iv) If you do not fulfill the notice and explanation requirements imposed by this subparagraph (d), the resulting termination of employment shall be deemed a Retirement; provided that if the Good Reason occurs by reason of paragraph (6) or (7) of Exhibit E hereto, (A) you shall not be required to fulfill such notice and explanation requirements, (B) subparagraph
(d)(1)(ii), above, shall not apply to you, and (C) notwithstanding subparagraph
(d)(1)(iii), above, Good Reason shall occur immediately (and your obligation to serve the Company and the Company's obligation to employ you shall terminate simultaneously) and without regard to the expiration of the 30 calendar days' notice period.

               (2) Consultancy - During the Consulting Term, you may terminate your service as Chairman of the Board and as a consultant to Verizon for Good Reason in accordance with the procedures that apply to the termination of your employment for Good Reason, described above in this paragraph 13(d) ("Termination for Good Reason"). If you so terminate your service for Good Reason, you shall be entitled to receive an amount equal to the consulting fees that would have been paid to you during the remainder of the Consulting Term as and when such fees otherwise would have been paid to you, and you shall be eligible for the financial planning services described in paragraph 10(b)(2) ("Financial Planning") for two years from the date of such termination and for the office space and administrative support described in paragraph 5(c) ("After Consulting Term") for five years from the date of such termination, all subject to your signing and delivering the release required by paragraph 14 ("Release") and your compliance with the covenants incorporated in paragraph 15 ("Covenants").

          (e) Involuntary Termination Without Cause - (1) Employment - The Company may terminate your employment under this Agreement at any time and for any reason. However, if the Company terminates your employment for any reason other than Cause (as defined in paragraph 13(f) ("Involuntary Termination For Cause")), such termination shall be deemed an Involuntary Termination by the Company, and you shall be entitled to receive the following payments and benefits

Charles R. Lee
December 5, 2000
Page 15


in lieu of any payment or benefit otherwise provided pursuant to paragraphs 6 ("Base Salary") through 10(d) ("Long-Term Performance Incentive") and paragraph 10(g) ("Financial Planning"):

          (i) The Company shall make a lump-sum cash payment to you equal to the sum of (A) your base salary for the remaining Term of Employment, (B) 57.5 percent of your maximum short-term bonus opportunity for each full year in the remaining Term of Employment, (C) in respect of any partial year in the remaining Term of Employment, 57.5 percent of your maximum short-term bonus opportunity for a full year multiplied by the percentage of the year that occurs before the end of the Term of Employment, (D) 100 percent of your long-term bonus opportunity for each full year in the remaining Term of Employment, (E) in respect of any partial year in the remaining Term of Employment, 100 percent of your long-term bonus opportunity for a full year multiplied by the percentage of the year that occurs before the end of the Term of Employment, and (F) an amount equal to the consulting fees that would have been paid to you pursuant to paragraph 6(b) ("Consulting Fee"); provided that the sum of the amounts specified by clauses (A) through (E), above, shall be reduced (but not below zero) by any severance or severance-type payments payable to you under any Company-sponsored severance plan, program, policy, contract, account, or arrangement (excluding any amounts payable to you under Company-sponsored deferred compensation plans, such as the ESDP, and excluding any amounts payable under the life insurance arrangement described in Section 3 of Exhibit C hereto) during the remaining Term of Employment. For this purpose, your base salary shall be based on your base salary rate in effect immediately before your employment terminated (but no less than the amount referred to in paragraph 6(a) ("Base Salary")); your annual maximum short-term bonus opportunity shall be equal to 250 percent of your annual base salary in effect immediately before your employment terminated (but no less than the amount referred to in paragraph 6(a) ("Base Salary")); and your annual long-term bonus opportunity shall be equal to 800 percent of your annual base salary in effect immediately before your employment terminated (but no less than the amount referred to in paragraph 6(a) ("Base

Charles R. Lee
December 5, 2000
Page 16


               Salary")). If your long-term bonus is subject to a performance target, it shall be assumed for this purpose that the target is met;

         (ii) The Long-Term Performance Incentive payment prescribed by paragraph 10(d) ("Long-Term Performance Incentive") shall be paid to you in accordance with the provisions of such paragraph as though you had not separated from employment before the end of the Term of Employment (or, if greater, the amount that would have been payable in accordance with such paragraph if the Performance Percentage were 100 percent), subject to your execution of the release prescribed by paragraph 14 ("Release") and your compliance with the covenants incorporated in paragraph 15 ("Covenants");

         (iii) The value of your then-outstanding performance-bonus awards under LTIP, if any, which shall be deemed equal to 75 percent of target (or its equivalent) for your salary level for each award cycle (but not more than the actual corporate rating for the award cycle) multiplied by the percentage of the award cycle that occurs by the end of the Term of Employment shall be paid to you in accordance with the provisions of LTIP governing the timing and form of distribution that apply from time to time to other senior executives of the Company;

         (iv) Your unvested stock options, including the Founders' Grant, shall immediately vest, and you may exercise all of your then-outstanding stock options at any time up to the tenth anniversary of the date the option was granted;

         (v) Your Performance Share Retention Units shall vest to the extent prescribed by the provisions of paragraph 8(b) of Exhibit B hereto;

         (vi) You shall be eligible for the financial planning services described in paragraph 10(b)(2) ("Financial Planning") until June 30, 2006, and for the office space and administrative support described in paragraph 5(c) ("After Consulting Term") for five years from the date of such termination;

Charles R. Lee
December 5, 2000
Page 17


        (vii) You shall be eligible for outplacement services to the extent that such services are then available to senior executives of the Company;

        (viii) For the remaining Term of Employment, you shall be eligible to use (A) Company aircraft for personal travel, subject to the availability of the aircraft, (B) a Company automobile and driver for personal travel, and (C) access to a Company apartment in New York City;

        (ix) After the Term of Employment, you shall be entitled to use a Company automobile and driver for personal travel to the extent provided to previous retiring Chairmen; and

        (x) You shall be entitled to all other payments, benefits, and grants to you under this Agreement (but excluding all perquisites, e.g., club memberships, credit cards, other than those identified in the preceding clauses) until the end of the Term of Employment, as and when such payments, benefits, and grants would have been provided if your employment under this Agreement had not been terminated;

provided that your rights under this subparagraph (e)(1) (other than those specified in clauses (iv) and (v), above) are contingent on your execution of a release in accordance with paragraph 14 ("Release").

                         (2) Consultancy -- If, during the Consulting Term,
Verizon terminates your service as Chairman of the Board and consultant for any reason other than Cause (as defined in paragraph 13(f) ("Involuntary Termination For Cause")), you shall be entitled to receive an amount equal to the consulting fees that would have been paid to you during the remainder of the Consulting Term as and when such fees otherwise would have been paid to you, and you shall be eligible for the financial planning services described in paragraph 10(b)(2) ("Financial Planning") for two years from the date of such termination and for the office space and administrative support described in paragraph 5(c) ("After Consulting Term") for five years from the date of such termination, all subject to your signing and delivering the release required by paragraph 14 ("Release") and your compliance with the covenants incorporated in paragraph 15 ("Covenants").

               (f) Involuntary Termination For Cause - (1) Employment - (i) Nothing in this Agreement prevents the Company from terminating your

Charles R. Lee
December 5, 2000
Page 18


employment under this Agreement for Cause if such termination is approved by affirmative vote of at least three-quarters of the entire membership of the Board (excluding you). In the event of your termination for Cause, the Company shall pay you your full accrued base salary and accrued vacation time through the date of your termination, you shall forfeit your unvested Founders' Grant options and your unvested Performance Share Retention Units, and the Company shall have no further obligations under this Agreement; provided that you shall otherwise be eligible to receive any and all compensation and benefits for which a similarly situated senior executive would be eligible under the applicable provisions of the compensation and benefit plans in which he is then eligible to participate, as those plans may be amended from time to time.

                         (ii)  For purposes of this Agreement, "Cause" is
defined as (i) grossly incompetent performance or substantial or continuing inattention to or neglect of the duties and responsibilities assigned to you; fraud, misappropriation or embezzlement involving the Company or a material breach of the Verizon Employee Code of Business Conduct (as in effect from time to time) or of any provision incorporated in paragraph 15 ("Covenants"), as determined by the Board in its reasonable discretion, or (ii) commission of any felony of which you are finally adjudged guilty by a court of competent jurisdiction.

                         (iii) If the Company terminates your employment for
Cause, the Company shall provide you with a written statement of the grounds for such termination within 10 business days after the date of termination.

                    (2) Consultancy -- Nothing in this Agreement prevents Verizon from terminating your service as Chairman of the Board and consultant under this Agreement for Cause (as defined above) during the Consulting Term. In the event of such a termination for Cause, your consulting fees shall cease to accrue, your rights to office space, administrative support, and access to Company aircraft shall terminate, and the Company shall have no further obligations under this Agreement.

               (g) Mandatory Retirement - When you retire on June 30, 2002, your retirement shall not be governed by any other subparagraph of this paragraph 13 (except as otherwise provided by this subparagraph (g)), you shall not be entitled to any severance or separation pay as a result of your retirement, you shall be entitled to accelerated vesting of all outstanding stock options (including the Founders' Grant) and to exercise all then-outstanding stock options (including all Founders' Grant options) at any time up to the tenth anniversary of the date the option was granted, and you shall be entitled to the other benefits described in paragraph 13(c) ("Retirement").

Charles R. Lee
December 5, 2000
Page 19


               (h) No Duty To Mitigate And No Offset - Nothing in this Agreement shall require you to seek or to engage in employment or self-employment following the termination of your employment or consultancy under this Agreement, and any compensation you derive from any such subsequent employment or self-employment shall not offset or reduce any amounts to which you are entitled under this Agreement.

     14. Release - You shall not be entitled to any benefits under this Agreement following the termination of your employment unless, at the time your employment terminates and to the extent required by this Agreement, you execute a release satisfactory to the Company releasing the Company, its affiliates, shareholders, directors, officers, employees, representatives, and agents and their successors and assigns from any and all employment-related claims you or your successors and beneficiaries might then have against them (excluding any claims you might then have under this Agreement (including the Exhibits hereto), the ESDP, or any employee benefit plan that is subject to the vesting standards imposed by the Employee Retirement Income Security Act of 1974, as amended). This paragraph 14 shall not apply if your employment is terminated by reason of your death, disability, or Retirement or if your employment terminates after a Change in Control (within the meaning of the Verizon Communications 2000 Broad-Based Incentive Plan as in effect on the date hereof).

     15. Covenants - In consideration for the benefits and agreements described above, you agree to comply with the covenants set forth in Exhibit F hereto, which is incorporated herein by reference.

     16. Request For Waiver - Nothing in this Agreement bars you from requesting, at the time of your termination of employment or at any time thereafter, that the Board, in its sole discretion, waive in writing the Company's rights to enforce some or all of the provisions incorporated in paragraph 15 ("Covenants").

     17. Other Agreements And Policies - The obligations imposed on you by paragraph 15 ("Covenants") are in addition to, and not in lieu of, any and all other policies and agreements of the Company regarding the subject matter of the foregoing obligations.

     18. Nonduplication Of Benefits - No provision of this Agreement shall require the Company to provide you with any payment, benefit, or grant that duplicates any payment, benefit, or grant that you are entitled to receive under any Company compensation or benefit plan, award agreement, or other arrangement.

Charles R. Lee
December 5, 2000
Page 20


     19. Other Company Plans - Except to the extent otherwise explicitly provided by this Agreement, any awards made to you under any Company compensation or benefit plan or program shall be governed by the terms of that plan or program and any applicable award agreement thereunder as in effect from time to time. Notwithstanding the foregoing, you shall not be entitled to participate in any Company compensation or benefit plan that is established after your employment with the Company terminates, and except as specifically provided in this Agreement, you shall not be entitled to any additional grants or awards under any Company compensation or benefit plan after your employment with the Company terminates. The amounts paid, provided, or credited under this Agreement shall not be treated as compensation for purposes of determining any benefits payable under any Company-sponsored pension, savings, life insurance, or other employee benefit plan except to the extent provided by the terms of such plan.

     20. Forfeiture - (a) If you breach any of the obligations incorporated in paragraph 15 ("Covenants"), or engage in serious misconduct that is contrary to written policies of the Company or is harmful to Verizon or to any corporate subsidiary or other company affiliated with Verizon or to any company in which Verizon directly or indirectly owns a substantial equity interest, or to any successor or assign of any such company, or to the reputation of Verizon or of any such subsidiary or other company, you may forfeit all or part of any amounts that you defer or accrue under any Company-sponsored deferred compensation program after your execution of this Agreement and any interest or earnings thereon.

          (b) The remedies available under this paragraph are in addition to, and not in lieu of, the remedies available under paragraph 27 ("Additional Remedies").

     21. No Deemed Waiver - Failure to insist upon strict compliance with any of the terms, covenants, or conditions of this Agreement shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

     22. Taxes - The Company may withhold from any benefits payable under this Agreement all taxes that the Company reasonably determines to be required pursuant to any law, regulation, or ruling. However, it is your obligation to pay all required taxes on any amounts and benefits provided under this Agreement, including the benefits provided to you pursuant to paragraph 10(b) ("Perquisites"), regardless of whether withholding is required.

Charles R. Lee
December 5, 2000
Page 21


     23. Confidentiality - You shall not disclose, in whole or in part, any of the terms of this Agreement, except to the extent (a) otherwise required by law or (b) the Company has publicly disclosed the terms of this Agreement. This paragraph 23 does not prevent you from disclosing to your spouse or to your legal, tax, or financial adviser the terms of this Agreement that the Company has not already publicly disclosed, provided that you take all reasonable measures to assure that he or she does not disclose such terms to a third party except as otherwise required by law.

     24. Governing Law - To the extent not preempted by federal law, the provisions of this Agreement shall be construed and enforced in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this provision to the substantive law of another jurisdiction.

     25. Assignment - The obligations of Verizon hereunder shall be the obligations of any and all successors and assigns of Verizon. Verizon may assign this Agreement without your consent to any company that acquires all or substantially all of the stock or assets of Verizon, or into which or with which Verizon is merged or consolidated. You may not assign this Agreement, and no person other than you (or your estate) may assert your rights under this Agreement.

     26. Severability - The agreements contained herein and within the release prescribed by paragraph 14 ("Release") shall each constitute a separate agreement independently supported by good and adequate consideration, and shall each be severable from the other provisions of the Agreement and such release. If an arbitrator or court of competent jurisdiction determines that any term, provision, or portion of this Agreement or such release is void, illegal, or unenforceable, the other terms, provisions, and portions of this Agreement or such release shall remain in full force and effect, and the terms, provisions, and portions that are determined to be void, illegal, or unenforceable shall either be limited so that they shall remain in effect to the extent permissible by law, or such arbitrator or court shall substitute, to the extent enforceable, provisions similar thereto or other provisions, so as to provide to the Company, to the fullest extent permitted by applicable law, the benefits intended by this Agreement and such release.

     27. Additional Remedies - In addition to any other rights or remedies, whether legal, equitable, or otherwise, that each of the parties to this Agreement may have, you acknowledge that

Charles R. Lee
December 5, 2000
Page 22


               (a) The covenants incorporated in paragraph 15 ("Covenants") are essential to the continued good will and profitability of the Company;

               (b) You have broad-based skills that will serve as the basis for employment opportunities that are not prohibited by the covenants incorporated in paragraph 15 ("Covenants");

               (c) When your employment with the Company terminates, you shall be able to earn a livelihood without violating any of the terms of this Agreement;

               (d) Irreparable damage to the Company shall result in the event that the covenants incorporated in paragraph 15 ("Covenants") are not specifically enforced and that monetary damages will not adequately protect the Company from a breach of these paragraphs of the Agreement;

               (e) If any dispute arises concerning the violation by you of the covenants incorporated in paragraph 15 ("Covenants"), an injunction may be issued restraining such violation pending the determination of such controversy, and no bond or other security shall be required in connection therewith;

               (f) Such covenants shall continue to apply after any expiration, termination, or cancellation of this Agreement; and

               (g) Your material breach of any of such covenants shall result in your immediate forfeiture of all rights under this Agreement to the extent provided herein.

     28. Survival - The provisions of paragraphs 15 ("Covenants") through 30 ("Entire Agreement") and paragraph 32 ("Notices") shall survive the Term of Agreement. Any obligations that the Company has incurred under this Agreement to provide benefits that have vested under the terms of this Agreement shall likewise survive the Term of Agreement.

     29. Arbitration - Any dispute arising out of or relating to this Agreement (except any dispute arising out of or relating to paragraph 15 ("Covenants")), and any dispute arising out of or relating to your employment, shall be settled by final and binding arbitration, which shall be the exclusive means of resolving any such

Charles R. Lee
December 5, 2000
Page 23


dispute, and the parties specifically waive all rights to pursue any other remedy, recourse, or relief. With respect to disputes by the Company arising out of or relating to paragraph 15 ("Covenants"), the Company has retained all its rights to legal and equitable recourse and relief, including but not limited to injunctive relief, as referred to in paragraph 27 ("Additional Remedies"). The arbitration shall be expedited and conducted in the State of New York pursuant to the Center for Public Resources ("CPR") Rules for Non-Administered Arbitration in effect at the time of notice of the dispute before one neutral arbitrator appointed by CPR from the CPR Panel of neutrals unless the parties mutually agree to the appointment of a different neutral arbitrator. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. sections 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. The finding of the arbitrator may not change the express terms of this Agreement and shall be consistent with the arbitrator's understanding of the findings a court of proper jurisdiction would make in applying the applicable law to the facts underlying the dispute. In no event whatsoever shall such an arbitration award include any award of damages other than the amounts in controversy under this Agreement. The parties waive the right to recover, in such arbitration, punitive damages. Each party hereby agrees that New York City is the proper venue for any litigation seeking to enforce any provision of this Agreement or to enforce any arbitration award under this paragraph 29, and each party hereby waives any right it otherwise might have to defend, oppose, or object to, on the basis of jurisdiction, venue, or forum nonconveniens, a suit filed by the other party in any federal or state court in New York City to enforce any provision of this Agreement or to enforce any arbitration award under this paragraph 29. Each party also waives any right it might otherwise have to seek to transfer from a federal or state court in New York City a suit filed by the other party to enforce any provision of this Agreement or to enforce any arbitration award under this paragraph 29.

     30. Entire Agreement - Except for the terms of the compensation and benefit plans in which you participate, this Agreement, including the Exhibits hereto, sets forth the entire understanding of you and the Company, and supersedes all prior agreements and communications, whether oral or written, between the Company (or Bell Atlantic or GTE or any of their respective subsidiaries) and you regarding the subject matter of this Agreement, including the Prior Agreement, your ESA, and any severance agreement, policy, or arrangement. This Agreement shall not be modified except by written agreement of you and Verizon.

     31. Deferrals - Amounts otherwise payable to you under this Agreement (including but not limited to any amount payable to you pursuant to paragraph 10(d) ("Long-Term Performance Incentive")) may be deferred under the ESDP or any

Charles R. Lee
December 5, 2000
Page 24


successor plan, but only if and to the extent that a valid deferral election is in place and deferral of such amounts is permitted under the terms of the ESDP or successor plan.

     32. Notices - All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or messenger, transmitted by telex or telegram, or mailed by registered or certified mail, return receipt requested and postage prepaid, as follows:

     (a)  If to Verizon, to:

             Verizon Communications Inc.
             1095 Avenue of the Americas
             New York, New York 10036
             Attention: Executive Vice President -
                               Human Resources

     (b)  If to you, to:

             [Address]
             [Address]

or to such other address as either Verizon or you shall hereafter designate to the other from time to time by similar notice.

Chuck, we believe that this Agreement provides you and your family with both financial security and great opportunity as our industry and the Company evolve. We recognize that the challenges facing us are formidable and that you will be assuming very substantial responsibilities in meeting those challenges. It is our hope that this Agreement provides you with opportunities commensurate with the commitment that we expect from you. Please indicate your acceptance by signing below and returning the signed Agreement to us within ten business days after your receipt of this Agreement.

Sincerely yours,



Russell E. Palmer,
on behalf of the Human Resources Committee of the Board of Directors of Verizon Communications Inc.

Charles R. Lee
December 5, 2000
Page 25


Ivan G. Seidenberg
Co-Chief Executive Officer
Verizon Communications Inc.



I agree to the terms described above.


-----------------------------------------------
Charles R. Lee

Attachments:   Attachment A - Long Term Performance Incentive
               Exhibit A - Founders' Grant
               Exhibit B - Performance Share Retention Unit Grant
               Exhibit C - Additional Benefits
               Exhibit D - Excise Tax Gross-Up
               Exhibit E - Good Reason
               Exhibit F - Covenants

cc: Ezra D. Singer

                                  ATTACHMENT A


--------------------------------------------------------------------------------
Year/1/                  Threshold             Target            Maximum
                           (10%)              (14.4%)            (17.3%)
--------------------------------------------------------------------------------
Dec. 31, 2001
   Cumulative EPS          $11.19              $12.13             $12.77
   Bonus/2/                 $4.2                $6.0               $7.8
--------------------------------------------------------------------------------
June 30, 2002
   Cumulative EPS          $13.44              $14.76             $15.68
   Bonus/2/                 $2.8                $4.0               $5.2
--------------------------------------------------------------------------------


--------
/1/ Performance reflects results for the period ending on the date identified. /2/ Bonus amounts are before any additional earnings have been calculated.

Note: Interpolation shall be used for performance between the points shown on the chart. Earnings shown assume consistent performance from year to year. The HRC may adjust the EPS Growth goals at any time as it deems equitable in its discretion. In addition, because the EPS Growth goals were established before the Merger, the HRC shall adjust these goals to reflect the Merger as it deems equitable in its discretion.

                                                                    Attachment A

                                    EXHIBIT A
                                    ---------


                           VERIZON COMMUNICATIONS INC.

                     FOUNDERS' GRANT STOCK OPTION AGREEMENT



     AGREEMENT between Verizon Communications Inc. ("Verizon") and the participant identified on the attached signature page (the "Participant").

1. Purpose of Agreement. The purpose of this Agreement is to provide a one-time grant of a stock option to the Participant in light of the merger of Bell Atlantic Corporation and GTE Corporation and the creation of Verizon Communications Inc. This grant shall be known as the "Founders' Grant."

2. Agreement. This Agreement is entered into pursuant to the terms of the plan identified on the attached signature page (the "Plan") and evidences the grant of a nonqualified stock option (the "Option") to the Participant to purchase shares of Verizon's Common Stock ("Common Stock") pursuant to the Plan. This Option is not an incentive stock option. The Option and this Agreement are subject to the terms and provisions of the Plan. (The Participant may request a copy of the Plan from the Verizon Communications Inc. Executive Compensation and Benefits Department.) By executing this Agreement, the Participant agrees to be bound by the terms and provisions of the Plan, by the actions of the Plan Administrator, by the actions of the Human Resources Committee of Verizon's Board of Directors or any successor thereto (the "Committee") or any designee of the Committee, and by the actions of Verizon's Board of Directors pursuant to the Plan.

3. Contingency. The Founders' Grant is contingent on the Participant's timely execution of this Agreement. If the Participant does not timely execute this Agreement, the Participant shall not receive the Founders' Grant.

4. Date. The date of the grant of the Option is specified on the attached signature page.

5. Number of Shares. The number of shares of Common Stock as to which the option is granted is specified on the attached signature page.

6. Option Price. The option price per share is specified on the attached signature page.

7. (a) Option Period and Vesting Schedule. The period for which the Option is granted is until June 30, 2010 (the "Option Period"). In no event shall the Option be exercisable after the Option Period, and the

                                                                     Exhibit A-1

          Option may expire earlier as set forth in Section 7(b) ("Separation from Employment"). Except as set forth in Section 7(b), the Option may not be exercised until June 30, 2003, when the Option shall become exercisable in full for the balance of the Option Period, i.e., until June 30, 2010; provided that upon the occurrence of a Change in Control (as defined in the Plan as in effect on the date of the employment agreement to which this Agreement is an exhibit), the Option shall be exercisable in full for the balance of the Option Period, i.e., until June 30, 2010.

     (b) Separation from Employment. The Option may be terminated prior to the expiration of the Option Period, and the date when the Option may first be exercised may be modified, in accordance with the following terms and conditions:

          (1) Voluntary Separation and Discharge for Cause. If the Participant quits or otherwise separates from the Company under circumstances not described in Section 7(b)(2) ("Retirement") through (b)(6) ("Death") below, or if the Participant is discharged from employment with the Company for Cause (as defined below) before June 30, 2002, and subsection (b)(2) below does not apply, this subsection (b)(1) shall apply. If the Participant separates from the Company before the date on which the Option becomes exercisable under Section 7(a), the Option shall be forfeited. If the Participant separates from the Company on or after the date on which the Option becomes exercisable under Section 7(a), the Option shall be exercisable in full for the balance of the Option Period, i.e., until June 30, 2010.

          (2) Retirement. If the Participant Retires (as defined below) and subsections (b)(3) through (b)(6) below do not apply, this subsection (b)(2) shall apply. If the Participant Retires before June 30, 2002, the Option shall be forfeited. If the Participant Retires on June 30, 2002, the Option shall be immediately exercisable in full for the balance of the Option Period, i.e., until June 30, 2010.

          (3) Involuntary Discharge Without Cause. If the Company discharges the Participant without Cause (as defined below), such as by reason of a Company-initiated, voluntary or involuntary, force management or force reduction program or initiative, the Option shall be immediately exercisable in full for the balance of the Option Period, i.e., until June 30, 2010. For purposes of this subsection (b)(3), a Participant's separation from employment with the Company occurs on the last day the

                                                                     Exhibit A-2

               Participant is on the payroll of the Company. This subsection
               (b)(3) shall not apply to a Participant whose employment is terminated for refusal to accept a reassignment that involves no relocation or downgrade.

          (4) Termination for Good Reason. If the Participant terminates employment for Good Reason (as defined in the employment agreement to which this Agreement is an exhibit), the Option shall be immediately exercisable in full for the balance of the Option Period, i.e., until June 30, 2010. For purposes of this subsection (b)(4), a Participant's termination from employment with the Company occurs on the last day the Participant is on the payroll of the Company.

          (5) Disability. If the Participant's separation from employment with the Company occurs as a result of total and permanent disability, as defined under the Company-sponsored long-term disability plan that applies to the Participant (or, if the Participant is not covered by a long-term disability plan, as defined in such plan or in such manner as the Plan Administrator determines), the Option shall be immediately exercisable in full for the balance of the Option Period, i.e., until June 30, 2010. For purposes of this subsection (b)(5), a Participant's separation from employment with the Company occurs on the later of the last day the Participant is (i) on the payroll of the Company or (ii) on short-term disability.

          (6) Death. If the Participant's separation from employment with the Company occurs as a result of death, the Option shall be immediately exercisable in full by the Participant's beneficiary for the balance of the Option Period, i.e., until June 30, 2010. If the Participant dies after separation from employment with the Company, but while the Option is exercisable in accordance with subsections (b)(1) ("Voluntary Separation and Discharge for Cause") through (b)(5) ("Disability") above, the Participant's beneficiary may exercise the Option to the extent that the Option has become exercisable in accordance with such subsections.

          (7) Termination of Option. Upon the expiration of any period during which the Option is exercisable in accordance with the preceding provisions of this Section 7(b), the Option shall terminate and shall not thereafter be exercisable.

          (8) Transfer. Transfer of employment from Verizon to a Related Company, from a Related Company to Verizon, or from one

                                                                     Exhibit A-3

               Related Company to another Related Company shall not constitute a separation from employment with the Company hereunder.

          (9) Retirement. For purposes of this Section 7(b), "Retire" means (A) to retire with a right to an immediate normal retirement, early retirement or service pension under the Company-sponsored tax-qualified final average pay defined benefit pension plan (excluding from this definition any cash balance plan) in which the Participant actively participates, (B) if the Participant does not actively participate in such a tax-qualified final average pay defined benefit pension plan, to retire (i) after attaining normal retirement age under the Company-sponsored cash balance plan or nonqualified defined benefit pension plan in which the Participant actively participates, or (ii) with a combination of age and years of service (as calculated for retirement-eligibility purposes) that equals or exceeds any of the following combinations:

               Age equal to or                Service equal to or
               ----------------               -------------------
                greater than:                    greater than:
                ------------                     ------------
                   Any age                          30 years
                      50                            25 years
                      55                            20 years
                      60                            15 years
                      65                            10 years

               or (C) retirement under any other circumstances determined in writing by the Plan Administrator.

          (10) Cause. For purposes of this Section 7(b), "Cause" is defined in accordance with paragraph 13(f) ("Involuntary Termination For Cause") of the employment agreement to which this Agreement is an exhibit.

8. (a) Exercise. The Option may be exercised, in whole or in part, as permitted under this Agreement, by making payment in accordance with subsection (b), below, and by delivering to the Executive VP - Human Resources (the "EVP HR") or to any delegate of the EVP HR ("Delegate") a notice of exercise in the form approved by the EVP HR or in any other manner approved by the EVP HR. The Participant shall be informed in writing of the appointment, if any, of a Delegate.

                                                                     Exhibit A-4

     (b) Payment of Option Price. To exercise the Option, the Participant must pay the Option Price by one of the following methods:

          (1) (i) check or wire transfer, (ii) surrender of Common Stock that has been held by the Participant for at least six months, or
               (iii) a combination of both (i) and (ii);

          (2) subject to the prior written approval of the Committee, a recourse promissory note; or

          (3) subject to the prior written approval of the EVP HR, the administrator of the stock option program may pay the Option Price on behalf of the Participant subject to such terms and conditions as the administrator may impose.

          For purposes of an exchange of Common Stock in subsection (b)(1), above, the value of a share of Common Stock used to pay the Option Price shall be equal to the average of the high and low sales prices of shares of Common Stock traded on the New York Stock Exchange (or any other exchange or reporting system selected by the Committee) on the date the Option is exercised, or if there are no sales of Common Stock reported for that date, on the date or dates that the Committee determines, in its sole discretion, to be appropriate for purposes of valuation.

          The Participant may be charged an administrative fee or fees in connection with the exercise of the Option.

9. Notice and Date of Exercise. The notice of exercise shall indicate the number of shares with respect to which the Option is being exercised. The Option may not be exercised with respect to fractional shares. In addition, the Option may not be exercised if the administrator of the stock option program determines that, at the time of an attempted exercise, the fair market value of the shares with respect to which the Option is being exercised is either below the Option Price with respect to such shares or not sufficiently above such Option Price to cover any applicable taxes and administrative fees. Subject to the conditions and restrictions set forth in this Agreement, the date of exercise of the Option shall be the later of (a) the date on which the notice of exercise in the approved form is received in the office of the EVP HR or in the office of the Delegate or (b) the date on which either (i) full payment of the Option Price and any required tax withholding is received by the EVP HR or the Delegate or
(ii) the administrator of the stock option program is irrevocably committed to make such payment. Notwithstanding the preceding sentence, no shares shall be issued until full payment is received by the EVP HR or the Delegate. Upon the exercise of the Option and receipt of full payment, Verizon shall, as soon as practicable, issue or deliver certificates for the number of shares acquired thereby, subject to the conditions and restrictions set forth in this

                                                                     Exhibit A-5

Agreement. If the Participant dies following the exercise of all or part of the Option, but before issuance or delivery of the shares, such shares shall be issued or delivered to the Participant's beneficiary.

10. Shareholder Rights. The Participant shall have no rights as a shareholder with respect to shares of Common Stock to which the Option relates until the date on which the Participant becomes the holder of record of such shares. Except as provided by the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to such date.

11. Amendment of Option. The Committee may not, without the written consent of the Participant, revoke this Agreement insofar as it relates to the Option granted hereunder, and may not without such written consent make or change any determination or change any term, condition or provision affecting the Option if the determination or change would materially and adversely affect the Option or the Participant's rights thereto.

12. Assignment. The Option shall not be assignable or transferable except by will or by the laws of descent and distribution. During the Participant's lifetime, the Option may be exercised only by the Participant or by the Participant's guardian or legal representative.

13. Beneficiary. The Participant shall designate a beneficiary in writing and in such manner as is acceptable to the EVP HR or the Delegate. If the Participant fails to so designate a beneficiary, or if no such designated beneficiary survives the Participant, the Participant's beneficiary shall be the Participant's estate.

14. Other Plans and Agreements. Any gain realized by the Participant pursuant to this Agreement shall not be taken into account as compensation in the determination of the Participant's benefits under any pension, savings, group insurance, or other benefit plan maintained by the Company, except as determined by the board of directors of Verizon or, in the case of a plan not maintained by Verizon, the Related Company that maintains the plan. The Participant acknowledges that receipt of this Agreement or any prior stock option agreement shall not entitle the Participant to any other benefits under the Plan or any other plans maintained by the Company.

15. Company and Related Company. For purposes of this Agreement, "Company" means Verizon and Related Companies. "Related Company" means (i) any corporation, partnership, joint venture or other entity in which Verizon holds a direct or indirect ownership or proprietary interest of 50 percent or more, or
(ii) any corporation, partnership, joint venture or other entity in which Verizon holds an ownership or proprietary interest of less than 50 percent but which, in the discretion of the Committee, is treated as a Related Company for purposes of this Agreement.

                                                                     Exhibit A-6

16. Employment Status. The grant of the Option shall not be deemed to constitute a contract of employment between the Company and the Participant, nor shall it constitute a right to remain in the employ of the Company.

17. Withholding. It shall be a condition to the issuance or delivery of shares of Common Stock as to which the Option shall have been exercised that provisions satisfactory to the Company shall have been made for payment of any taxes reasonably determined by the Company or the Delegate to be required to be paid or withheld pursuant to any applicable law or regulation. The Participant may irrevocably elect to have the minimum required amount of any withholding tax obligation satisfied by (a) having shares withheld that are otherwise to be issued or delivered to the Participant with respect to the exercise of the Option, (b) delivering to the Company or the Delegate other shares of Common Stock that have been held by the Participant for at least six months, or (c) any other method approved by the EVP HR of which the Participant may be informed in writing.

18. Securities Laws. If at the time of any exercise of the Option in whole or in part, the Company deems it to be a violation of any federal or state securities law or regulation to issue or deliver its shares pursuant to such exercise, the Company, at its sole option, may reject such exercise and return the tender or make application for such qualification or registration as the Company deems advisable. The Company shall not be required to issue or deliver any shares of Common Stock prior to the admission of such shares to listing on any stock exchange on which the stock may then be listed and the completion of any registration or qualification of such shares under any federal or state law or rulings or regulations of any government body that the Company, in its sole discretion, determines to be necessary or advisable.

19. Committee Authority. The Committee shall have complete discretion in the exercise of its rights, powers, and duties under this Agreement. Any interpretation or construction of any provision of, and the determination of any question arising under, this Agreement shall be made by the Committee in its sole discretion and shall be final, conclusive, and binding. The Committee may designate any individual or individuals to perform any of its functions hereunder.

20. Successors. This Agreement shall be binding upon, and inure to the benefit of, any successor or successors of Verizon and the person or entity to whom the Option may have been transferred by will, the laws of descent and distribution, or beneficiary designation. All terms and conditions of this Agreement imposed upon the Participant shall, unless the context clearly indicates otherwise, be deemed, in the event of the Participant's death, to refer to and be binding upon such last-mentioned person or entity.

21. Construction. This Agreement is intended to grant the Option upon the terms and conditions authorized by the Plan. Any provisions of this Agreement that cannot be so administered, interpreted, or construed shall be disregarded. In the

                                                                     Exhibit A-7
event that any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, such provision shall be considered separate and apart from the remainder of this Agreement, which shall remain in full force and effect. In the event that any provision is held to be unenforceable for being unduly broad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended.

22. Defined Terms. Except where the context clearly indicates otherwise, all capitalized terms used herein shall have the definitions ascribed to them by the Plan, and the terms of the Plan shall apply where appropriate.

23. Execution of Agreement. The Participant shall indicate consent to the terms of this Agreement and the Plan by executing the attached signature page which is made a part of this Agreement.

24. Confidentiality. The Participant shall not disclose, in whole or in part any of the terms of this Agreement, except to the extent (a) otherwise required by law or (b) the Company has publicly disclosed the terms of this Agreement. This Section 24 does not prevent the Participant from disclosing the terms of this Agreement to the Participant's spouse or to the Participant's legal, tax, or financial adviser, provided that the Participant take all reasonable measures to assure that he or she does not disclose the terms of this Agreement to a third party except as otherwise required by law.

                                                                     Exhibit A-8

                                 SIGNATURE PAGE


By executing this page, the undersigned Participant agrees to be bound by the terms of the Plan and the Founders' Grant Stock Option Agreement, the terms of which are incorporated herein by reference, in connection with the following grant to the Participant under the Plan:

------------------------------------------------------------------------
NAME OF PARTICIPANT:                Charles R. Lee
------------------------------------------------------------------------
SOCIAL SECURITY NUMBER:             [Social Security Number]
------------------------------------------------------------------------
DATE OF GRANT:                      Sept. 7, 2000
------------------------------------------------------------------------
NUMBER OF SHARES:                   650,000
------------------------------------------------------------------------
OPTION PRICE:                       $43.34
------------------------------------------------------------------------
PLAN FROM WHICH OPTIONS ARE         1997 GTE Long-Term Incentive Plan
AWARDED:
------------------------------------------------------------------------

IN WITNESS WHEREOF, Verizon Communications Inc., by its duly authorized Officer, and the Participant have executed this Agreement.

                           VERIZON COMMUNICATIONS INC.


         ----------------------------
By:      Ezra D. Singer
         Executive Vice President - Human Resources


                                        -------------------------
                                               Participant

                                        -------------------------
                                               Date

Please indicate your acceptance by signing above and returning the signed Agreement to us within ten business days after your receipt of this Agreement.

Please complete the Beneficiary Designation form on the back side.

                                   EXHIBIT B
                                   ---------

                          VERIZON COMMUNICATIONS INC.

                  PERFORMANCE SHARE RETENTION UNIT AGREEMENT

     AGREEMENT between Verizon Communications Inc. ("Verizon") and the participant identified on the attached signature page (the "Participant").

     1. Purpose of Agreement. The purpose of this Agreement is to provide a one-time grant of restricted stock units to the Participant, as a senior management employee of Verizon, in light of the merger of GTE Corporation and Bell Atlantic Corporation and the creation of Verizon Communications Inc. The restricted stock units that are the subject of this grant shall be known as "Performance Share Retention Units."

     2. Agreement. This Agreement is entered into pursuant to the terms of the plan or plans specified on the attached signature page (the "Plan"), and evidences the grant of a stock-based award in the form of restricted stock units ("RSUs") pursuant to the Plan. The Agreement is subject to the terms and provisions of the Plan. By execution of this Agreement, the Participant acknowledges receipt of a copy of the Plan and further agrees to be bound thereby and by the actions of the Human Resources Committee of Verizon's Board of Directors or any successor thereto (the "Committee") and Verizon's Board of Directors pursuant to the Plan.

     3. Contingency. The grant of Performance Share Retention Units is contingent on the Participant's timely execution of this Agreement. If the Participant does not timely execute this Agreement, the Participant shall not receive the grant of Performance Share Retention Units.

     4. Number of Units. The Participant is granted the number of RSUs specified on the attached signature page as of July 1, 2000. An RSU is a hypothetical share of Verizon's Common Stock. The value of an RSU on any given date shall be equal to the closing price of Verizon's Common Stock as of such date. An RSU does not represent an equity interest in Verizon and carries no voting rights. A Dividend Equivalent Unit ("DEU") or fraction thereof shall be added to each RSU each time that a dividend is paid on Verizon's Common Stock. The amount of each DEU shall be equal to the dividend paid on a share of Verizon's Common Stock. The DEU shall be converted into RSUs or fractions thereof based upon the average of the high and low sales prices of Verizon's Common Stock traded on the New York Stock Exchange on the dividend payment date of each declared dividend on Verizon's Common Stock, and such RSUs or fractions thereof shall be added to the Participant's RSU

                                                                     Exhibit B-1
balance.

     5. Grant Date. The Grant Date for this RSU grant shall be the Grant Date specified on the attached signature page.

     6.   Vesting.

          (a) For purposes of vesting, this RSU grant shall be divided into three tranches, each of which shall include the following percentage of the total number of RSUs granted pursuant to paragraph 4, above, and any additional RSUs that are attributable to DEUs on RSUs in that tranche:

          --------------------------------------------------
             Tranche           Percentage of Initial RSUs
          --------------------------------------------------
                1                          50%
          --------------------------------------------------
                2                          25%
          --------------------------------------------------
                3                          25%
          --------------------------------------------------

          (b)   Tranche 1.

                (1) Tranche 1 shall vest on the basis of the Participant's continued employment with Verizon after the Grant Date. The vesting schedule for Tranche 1 shall be as set forth in the following table:

          -------------------------------------------------------------
            Years of Service     Percentage             Aggregate
                                  to Vest           Percentage Vested
          -------------------------------------------------------------
               less than 3           0%                      0%
          -------------------------------------------------------------
                    3               50%                     50%
          -------------------------------------------------------------
                    4               25%                     75%
          -------------------------------------------------------------
                5 or more           25%                    100%
          -------------------------------------------------------------

                (2) For purposes for the table set forth in subparagraph (1), above--

                       (i) "Years of Service" shall mean full years of continuous employment with Verizon following June 30, 2000. There shall be no proration or interpolation for partial years of service.

                                                                     Exhibit B-2

                       (ii) "Percentage to Vest" shall mean the percentage of Tranche 1 that first vests upon attainment of the applicable period of service. It does not mean the aggregate percentage of Tranche 1 that is vested at that time.

                       (iii) "Aggregate Percentage Vested" shall mean the
                aggregate percentage of Tranche 1 that is vested upon completion of the specified period of service. It does not mean the percentage of Tranche 1 that first becomes vested upon completion of the specified period of service.

          (c) Tranche 2. Subject to continuous employment requirement set forth in paragraph 6(e), below, Tranche 2 shall vest based on the growth of Verizon's annual revenues as follows--

                (1) As set forth in the following table, if Verizon's annual revenues in the "Target Year" exceed Verizon's revenues in the "Baseline Year" by the "Revenue Growth Goal" or more, the applicable percentage of Tranche 2 shall vest:

          --------------------------------------------------------------
           Target    Baseline   Revenue   Percentage     Aggregate
            Year       Year     Growth      to Vest     Percentage
                                 Goal                     Vested
          --------------------------------------------------------------
            2002       2000      15.5%        50%           N/A
          --------------------------------------------------------------
            2003       2002       7.5%        25%           N/A
          --------------------------------------------------------------
            2004       2003       7.5%        25%           N/A
          --------------------------------------------------------------

                (2)    For purposes of the table set forth in subparagraph
          (c)(1), above--

                       (i)   Revenues shall be determined by the Plan
                Administrator.

                       (ii) "Percentage to Vest" shall mean the percentage of Tranche 2 that first vests upon attainment of the applicable Revenue Growth Goal. It does not mean the aggregate percentage of Tranche 2 that is vested at that time.

                       (iii) The "Aggregate Percentage Vested" column is not
                applicable to Tranche 2 because the vesting of each portion of Tranche 2 is independent of the vesting of any

                                                                     Exhibit B-3
                other portion of Tranche 2. If Verizon meets the Revenue Growth Goal for Target Year 2003 or 2004, and the Participant satisfies the continuous employment requirement of paragraph 6(e), below, the applicable percentage of Tranche 2 shall vest whether or not the portion of Tranche 2 related to an earlier Target Year has vested.

          (d) Tranche 3. Subject to continuous employment requirement set forth in paragraph 6(e), below, Tranche 3 shall vest based on growth of earnings per share of Verizon's common stock ("EPS") as follows--

                (1) As set forth in the following table, if the EPS in the "Target Year" exceeds the EPS in the "Baseline Year" by the "EPS Growth Goal" or more, the applicable percentage of Tranche 3 shall be vested:

          ----------------------------------------------------------------------
                                                                      Aggregate
              Target     Baseline       EPS          Percentage      Percentage
               Year       Year      Growth Goal       to Vest*          Vested
          ----------------------------------------------------------------------
               2002       2000          17%             50%              50%
          ----------------------------------------------------------------------
               2003       2000          31%          25% or 75%          75%
          ----------------------------------------------------------------------
               2004       2000         46.5%     25%, 50%, or 100%       100%
          ----------------------------------------------------------------------
          *This column is explained in paragraph 6(d)(2)(ii), below.

                (2)    For purposes of the table set forth in subparagraph
          (d)(1), above--

                       (i)   EPS shall be determined by the Plan Administrator.

                       (ii) "Percentage to Vest" shall mean percentage of Tranche 3 that first vests upon attainment of the applicable EPS Growth Goal. It is stated in the alternative due to the cumulative nature of the EPS Growth Goals for Tranche 3, all of which use Baseline Year 2000. Subject to the continuous employment requirement set forth in paragraph 6(e), the "Percentage to Vest" of Tranche 3 shall be as follows--

                              (A)   Target Year 2002. If the EPS Growth Goal for
                                    ----------------
                       Target Year 2002 is attained, 50% of Tranche 3 shall vest.

                                                                     Exhibit B-4

                              (B)   Target Year 2003. If the EPS Growth Goal for
                                    ----------------
                       Target Year 2003 is attained: (1) 25% of Tranche 3 shall vest, and, (2) an additional 50% of Tranche 3 shall also vest if the EPS Goal for Target Year 2002 was not attained at the end of Target Year 2002.

                              (C)   Target Year 2004. If the EPS Growth Goal for
                                    ----------------
                       Target Year 2004 is attained: (1) 25% of Tranche 3 shall vest, (2) an additional 25% of Tranche 3 shall also vest if the EPS Goal for Target Year 2003 was not attained at the end of Target Year 2003, and (3) an additional 50% of Tranche 3 shall also vest if the EPS Goal for Target Year 2002 was not attained at the end of Target Year 2002 and the EPS Goal for Target Year 2003 was not attained at the end of Target Year 2003.

                       (iii) "Aggregate Percentage Vested" shall mean the aggregate percentage of Tranche 3 that is vested upon attainment of the applicable EPS Goal. It does not mean the percentage of Tranche 3 that first becomes vested at that time.

          (e)   Continuous Employment Requirement.

                (1) The percentage of Tranches 2 or 3 related to a Target Year shall vest only if the Participant is continuously employed by Verizon from the Grant Date until June 30th of the year after the applicable Target Year.

               (2) There shall be no proration or interpolation for partial years of service--if the Participant does not satisfy the requirements of this paragraph 6(e), the Participant shall not vest in any RSUs related to a Target Year, notwithstanding any period of service during or after the Target Year or the attainment of the applicable Revenue Growth Goal or EPS Growth Goal.

          (f) Transfer. Transfer of employment from Verizon to a Related Company, from a Related Company to Verizon, or from one Related Company to another Related Company shall not constitute a separation from employment hereunder.

          (g)   Vested RSUs shall not be forfeited.

                                                                     Exhibit B-5

     7. Payment. All payments under this Agreement shall be made in shares of Verizon's Common Stock, except for any fractional shares, which shall be paid in the form of cash. As soon as practicable after the Participant has become vested in all or a portion of a tranche of RSUs, the value of RSUs in that tranche or portion of the tranche shall be paid to the Participant (subject, however, to any deferral application that the Participant has made under the deferral plan then available to the Participant and procedures adopted by the Plan Administrator). If the Participant dies before any payment due hereunder is made, such payment shall be made to the Participant's beneficiary. Once a payment has been made with respect to an RSU, the RSU shall be canceled.

     8. Early Cancellation/Accelerated Vesting of RSUs. Subject to the provisions of paragraph 8(f) hereof, RSUs may vest or be forfeited before vesting in accordance with paragraph 6 hereof as follows:

          (a) Retirement (Before June 30, 2002), Voluntary Separation, or Termination for Cause. If the Participant retires, quits, or otherwise separates from employment under circumstances not described in subparagraphs (b) through (e), below, or is terminated for Cause, all then-unvested RSUs shall be canceled immediately, and shall not be payable, except to the extent the Committee decides otherwise. For purposes of this Agreement, "Cause" is defined in accordance with paragraph 13(f) ("Involuntary Termination For Cause") of the employment agreement to which this Agreement is an exhibit.

          (b) Involuntary Termination Without Cause. Notwithstanding the preceding provisions of this paragraph 8 or the continuous employment requirement set forth in paragraph 6(e), if the Participant is involuntarily terminated from employment other than for Cause--

                (1) all then-unvested RSUs in Tranche 1 shall vest immediately;

                (2) the then-unvested RSUs in Tranche 2 shall be subject to the vesting provisions set forth in paragraph 6(c), except that the continuous employment requirement set forth in paragraph 6(e) shall not apply; and

                (3) the then-unvested RSUs in Tranche 3 shall be subject to the vesting provisions set forth in paragraph 6(d), except that the continuous employment requirement set forth in paragraph 6(e) shall not apply.

                                                                     Exhibit B-6

     All RSUs that vest pursuant to paragraphs 8(b)(1), 8(b)(2), or 8(b)(3) shall be payable at the time the RSUs would have been payable had the Participant been subject to and satisfied the continuous employment requirement set forth in paragraph 6(e).

     For purposes of this Agreement, the Participant shall not be considered to have been involuntarily terminated without Cause if his employment is terminated for refusal to accept a reassignment that involves no relocation or downgrade and paragraph 8(c) does not apply.

          (c) Retirement On June 30, 2002. When the Participant retires on June 30, 2002, the then-unvested RSUs in each tranche shall be subject to the vesting provisions set forth in paragraph 8(d) ("Termination for Good Reason"), below.

          (d) Termination for Good Reason. If, before all RSUs in a tranche have vested, the Participant terminates employment for Good Reason (as defined in the employment agreement to which this Agreement is an exhibit), the then-unvested RSUs in each tranche shall be subject to the vesting provisions set forth in paragraph 8(b) ("Involuntary Termination Without Cause"), above.

          (e) Disability or Death. If, before all RSUs in a tranche have vested, the Participant separates from employment by reason of death or disability (as determined by the Committee), the then-unvested RSUs in each tranche shall be subject to the vesting provisions set forth in paragraph 8(b) ("Involuntary Termination Without Cause"), above.

          (f) Change in Control. Upon the occurrence of a Change in Control (as defined in the 2000 Verizon Communications Broad-Based Incentive Plan as in effect on the date of the employment agreement to which this Agreement is an exhibit), all then-unvested RSUs shall vest in full and be payable immediately without regard to the Revenue Growth Goals or EPS Growth Goals or the continuous employment requirement that otherwise would apply to RSUs in Tranches 2 and 3, except that no portion of Tranche 2 shall vest if the Change in Control occurs after the end of a Target Year and the applicable Revenue Growth Goal was not attained for that Target Year.

          (g)   Vesting Schedule. Except as provided in subparagraphs (b), (c),
     (d), (e), and (f), above, nothing in this paragraph 8 shall accelerate the vesting schedule of RSUs prescribed by the provisions of paragraph 6 hereof.

     9.   Shareholder Rights. The Participant shall have no rights as a

                                                                     Exhibit B-7
shareholder with respect to shares of Common Stock to which this grant relates until the date on which the Participant becomes the holder of record of such shares. Except as provided in the Plan or in this Agreement, no adjustment shall be made for dividends or other rights for which the record date is prior to such date.

     10. Extraordinary Events. In determining EPS or Revenue Growth, and for other appropriate purposes under this Agreement, the Plan Administrator will have the discretion to take into consideration any or all of the following: (a) the effects of business combinations; (b) the effects of discontinued operations (including loss on disposal of a line of business or class of customer); (c) changes in accounting principles; (d) extraordinary items; (e) restructuring charges; and (f) changes in tax law. Items (a) and (b) will be as defined in accordance with Generally Accepted Accounting Principles ("GAAP"), and items (c) through (f) will be as defined in accordance with GAAP and as defined and as disclosed in the Company's financial statements.

     11. Revocation or Amendment of Agreement. The Committee may not, without the written consent of the Participant, revoke this Agreement insofar as it relates to the RSUs granted hereunder, and may not without such written consent make or change any determination or change any term, condition or provision affecting the RSUs if the determination or change would materially and adversely affect the Performance Share Retention Units or the Participant's rights thereto.

     12. Assignment. The RSUs shall not be assignable or transferable except by will or by the laws of descent and distribution. During the Participant's lifetime, the RSUs may be deferred only by the Participant or by the Participant's guardian or legal representative.

     13. Beneficiary. The Participant shall designate a beneficiary in writing and in such manner as is acceptable to the Executive VP - Human Resources (the "EVP HR") or to any delegate of the EVP HR. If the Participant fails to so designate a beneficiary, or if no such designated beneficiary survives the Participant, the Participant's beneficiary shall be the Participant's estate.

     14. Other Plans and Agreements. Any gain realized by the Participant pursuant to this Agreement shall not be taken into account as compensation in the determination of the Participant's benefits under any pension, savings, group insurance, or other benefit plan maintained by Verizon or a Related Company, except as determined by the board of directors of such company. The Participant acknowledges that receipt of this Agreement or any prior RSU agreement shall not entitle the Participant to any other benefits under the Plan or any other plans maintained by the Company.

                                                                     Exhibit B-8

     15. Company and Related Company. For purposes of this Agreement, "Company" means Verizon and Related Companies. "Related Company" means (i) any corporation, partnership, joint venture, or other entity in which Verizon hold a direct or indirect ownership or proprietary interest of 50 percent or more, or
(ii) any corporation, partnership, joint venture, or other entity in which Verizon holds an ownership or other proprietary interest of less than 50 percent but which, in the discretion of the Committee, is treated as a Related Company for purposes of this Agreement.

     16. Employment Status. The grant of the RSUs shall not be deemed to constitute a contract of employment between the Company and the Participant, nor shall it constitute a right to remain in the employ of any such company.

     17. Withholding. It shall be a condition to the issuance or delivery of shares of Common Stock as to which the RSUs relate that provisions satisfactory to the Company shall have been made for payment of any taxes determined by the Company to be required to be paid or withheld pursuant to any applicable law or regulation. The Participant may irrevocably elect to have the minimum required amount of any withholding tax obligation satisfied by (a) having shares withheld that are otherwise to be issued or delivered to the Participant with respect to the RSUs, or (b) delivering to the Company either shares of Common Stock received with respect to the RSUs or other shares of Common Stock that have been held by Participant for at least six months, or (c) any other method approved by the EVP HR of which the Participant may be informed in writing.

     18. Securities Laws. The Company shall not be required to issue or deliver any shares of Common Stock prior to the admission of such shares to listing on any stock exchange on which the stock may then be listed and the completion of any registration or qualification of such shares under any federal or state law or rulings or regulations of any government body that the Company, in its sole discretion, determines to be necessary or advisable.

     19. Committee Authority. The Committee shall have complete discretion in the exercise of its rights, powers, and duties under this Agreement. Any interpretation or construction of any provision of, and the determination of any question arising under, this Agreement shall be made by the Committee in its sole discretion and shall be final, conclusive, and binding. The Committee may designate any individual or individuals to perform any of its functions hereunder.

     20. Successors. This Agreement shall be binding upon, and inure to the benefit of, any successor or successors of the Company and the person or entity to whom the RSUs may have been transferred by will, the laws of

                                                                     Exhibit B-9
descent and distribution, or beneficiary designation. All terms and conditions of this Agreement imposed upon the Participant shall, unless the context clearly indicates otherwise, be deemed, in the event of the Participant's death, to refer to and be binding upon such last-mentioned person or entity.

     21. Construction. This Agreement is intended to grant the RSUs upon the terms and conditions authorized by the Plan. Any provisions of this Agreement that cannot be so administered, interpreted, or construed shall be disregarded. In the event that any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, such provision shall be considered separate and apart from the remainder of this Agreement, which shall remain in full force and effect. In the event that any provision is held to be unenforceable for being unduly broad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended.

     22. Defined Terms. Except where the context clearly indicates otherwise, all capitalized terms used herein shall have the definitions ascribed to them by the Plan, and the terms of the Plan shall apply where appropriate.

     23. Execution of Agreement. The Participant shall indicate consent to the terms of this Agreement and the Plan by executing the attached signature page which is made a part of this Agreement.

     24. Confidentiality. Except to the extent otherwise required by law or publicly disclosed by the Company, the Participant shall not disclose, in whole or in part any of the terms of this Agreement. This paragraph 24 does not prevent the Participant from disclosing the terms of this Agreement to the Participant's spouse or to the Participant's legal, tax, or financial adviser, provided that the Participant take all reasonable measures to assure that he or she does not disclose the terms of this Agreement to a third party except as otherwise required by law.

                                                                    Exhibit B-10

                                SIGNATURE PAGE

By executing this page, the undersigned Participant agrees to be bound by the terms of the plan(s) listed below and the Performance Share Retention Unit Agreement, the terms of which are incorporated herein by reference, in connection with the following grant to the Participant under the Plan:

--------------------------------------------------------------------------------
NAME OF PARTICIPANT:                        Charles R. Lee
--------------------------------------------------------------------------------
SOCIAL SECURITY NUMBER:                     [Social Security Number]
--------------------------------------------------------------------------------
GRANT DATE:                                 September 7, 2000
--------------------------------------------------------------------------------
NUMBER OF RSUs:                             150,000
--------------------------------------------------------------------------------
PLAN(S) FROM WHICH RSUs                     Tranche 1--Verizon Communications
AWARDED:                                    2000 Broad-Based Incentive Plan

                                            Tranches 2 and 3--1997 GTE Long-
                                            Term Incentive Plan
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, Verizon Communications Inc., by its duly authorized Officer, and the Participant have executed this Agreement.

VERIZON COMMUNICATIONS INC.

         ----------------------------
By:      Ezra D. Singer
         Executive Vice President - Human Resources

                                                     -------------------------
                                                            Participant

                                                     -------------------------
                                                               Date

Please indicate your acceptance by signing above and returning the signed Agreement to us within ten business days of your receipt of this Agreement.

Please complete the Beneficiary Designation form on the back side.

                                    Exhibit C
                                    ---------

                               Additional Benefits

     1. Insurance. The Company shall provide you, at the Company's expense, for
        ---------
a period beginning on the date of your termination of employment with the Company, the same medical, dental, and life insurance coverage as was in effect on the June 30, 2002, or, if greater, coverage under any other Company-sponsored medical, dental, or life insurance coverage in effect immediately before your termination of employment. Such coverage shall end upon the expiration of 24 months after your termination of employment. For purposes of this Section 1, "at the Company's expense" means that the Company shall make all contributions or premium payments required to obtain coverage, and that you shall not make any such contributions or premium payments, but that you shall be subject to any deductibles and co-payment provisions in effect on June 30, 2000 (or, if applicable, immediately before the termination of employment). Except to the extent otherwise required by law, the period of coverage for any health care continuation coverage required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, shall begin on the date of your termination of employment.

     2. Pension And Benefit Credit - (a) General - The Company shall provide you
        --------------------------       -------
with the following pension benefits:

             (i) Service Credit - Upon execution of the Agreement to which this
                 --------------
        Exhibit C is attached, you shall be credited with 18.68749 years of service as of June 30, 2000, and with two years of service for each year during the Term of Agreement that you actually work or consult for the Company for purposes of receiving benefits and for vesting, retirement eligibility, benefit accrual, and all other purposes relevant to determining your pension benefits. If you terminate your service with the Company for any reason before June 30, 2004, you shall receive service credit pursuant to the immediately preceding sentence through June 30, 2004.

             (ii) Compensation - This paragraph (a)(ii) shall apply if (and only
                  ------------
        if) the benefits that result from the application of this paragraph
        (a)(ii) equal or exceed the benefits that result from the application of paragraph (a)(iii), below. For purposes of determining your benefits under all defined benefit pension plans maintained by the Company, including the GTE Excess Pension Plan and the GTE Supplemental Executive Retirement Plan (collectively the "GTE SERP"), your compensation shall be equal to the amount specified in clause (A),

                                                                     Exhibit C-1
        below, or the amount specified in clause (B), below, whichever is greater:

                  (A) Your compensation shall include the greater of 100 percent of your base salary and the Average Percentage (as defined below) of your maximum short-term bonus opportunity (both as of June 30, 2000) for two years; or

                  (B) Your compensation shall include the greater of 100 percent of your base salary and the Average Percentage (as defined below) of your maximum short-term bonus opportunity (both as in effect immediately before your employment is terminated) for two years;

             provided that, for purposes of this paragraph (a)(ii), you shall be deemed to have received the greater of the amounts set forth in paragraph (a)(ii)(A) or paragraph (a)(ii)(B) in monthly installments over the 24 months following your termination of employment, each equal to 1/24th of the amount deemed paid pursuant to this paragraph (a)(ii).

             (iii) Average Compensation - If the benefits that result from the
                   --------------------
        application of this paragraph (a)(iii) exceed the benefits that result from the application of paragraph (a)(ii), above, your benefits under all defined benefit pension plans maintained by the Company, including the GTE SERP, shall be calculated on the basis of the highest of (A) your final year of pensionable compensation as an employee, (B) your final average three years of pensionable compensation as an employee, or
        (C) your final average five years of pensionable compensation as an employee. For purposes of the preceding provisions of this paragraph
        (a)(iii), "pensionable compensation" means compensation as defined by the applicable pension plan, and any pensionable compensation paid pursuant to paragraph 13 of the Agreement to which this Exhibit C is attached ("Termination Of Service") after your employment terminates shall be treated as paid when it would have been paid if your employment had not terminated.

             (iv) Pension Commencement Date - Your pension (calculated in
                  -------------------------
        accordance with the provisions of this Exhibit C) may commence immediately following the end of the Term of Employment, or later, taking into account any service credit to be granted for the

                                                                     Exhibit C-2
        subsequent Consulting Term in accordance with the provisions of paragraph (a)(i), above.

             (v) Plan Amendment - If any Company tax-qualified defined benefit
                 --------------
        plan in which you participate (the "Qualified Plan") is amended after the date of this Agreement, your benefits under the GTE Supplemental Executive Retirement Plan or any successor thereto (the "SERP") shall be equal to the greater of the benefits determined under the terms of the Qualified Plan in effect on the date of the Agreement to which this Exhibit C is attached or the benefits determined under the terms of the Qualified Plan and the SERP in effect on the date as of which your benefits are determined (taking into account in each case the extra service credit provided by paragraph (a)(i), above, and the compensation adjustment prescribed by paragraph (a)(ii) and (iii), above), offset by any benefits due to you from the Qualified Plan. There shall be no duplication of benefits between the pension benefits prescribed by the preceding provisions of this paragraph (a)(v) and the pension payable from the Qualified Plan or the SERP.

        (b) Rule of 76 - You shall be considered to have not less than 76 points
            ----------
and 15 years of Accredited Service for purposes of determining (i) your eligibility for early retirement benefits under the Company's defined benefit pension plans (including, but not limited to, the GTE SERP), and (ii) your eligibility for benefits under the GTE Executive Retired Life Insurance Plan ("ERLIP") (or any predecessor or successor thereto).

        (c) Definitions - For purposes of Section 2(a)(ii), the following
            -----------
definitions shall apply --

             (i) Your "Average Percentage" shall mean the average of your Annual Percentage for each of the Determination Years.

             (ii)  The "Determination Years" shall mean (A) for purposes of
        Section 2(a)(ii)(A), the last three short-term bonus plan years ending before June 30, 2000, and (B) for purposes of Section 2(a)(ii)(B), the last three short-term bonus plan years ending before the date on which your employment is terminated.

             (iii) The "Annual Percentage" for each Determination Year means--

                   (A) for Determination Years before 2000, one-half of a
             fraction (expressed as a percentage), the numerator of which is

                                                                     Exhibit C-3
             the GTE Executive Income Plan ("EIP") award you earned for such Determination Year, and the denominator of which is the annual value of the normal payment under the EIP for your salary level (such annual value and normal payment being those that were in effect under the EIP for such Determination Year for your salary level for such Determination Year);

                   (B) for Determination Years after 2000, a fraction (expressed as a percentage), the numerator of which is the actual short-term bonus you earned for such Determination Year, and the denominator of which is the maximum short-term bonus opportunity for your salary level for such Determination Year; or

                   (C) for the 2000 Determination Year, a percentage equal to one-half of the sum of--

                       (1) one-half of a fraction (expressed as a percentage),
                   the numerator of which is the EIP award you earned for the first six months of the 2000 Determination Year, and the denominator of which is the value of the normal payment under the EIP for your salary level (such value and normal payment being those that were in effect under the EIP for the first six months of the 2000 Determination Year for your salary level for the first six months of the 2000 Determination
                   Year); and

                       (2) a fraction (expressed as a percentage), the numerator
                   of which is the actual short-term bonus you earned for the portion of the 2000 Determination Year occurring after June 30, 2000, and the denominator of which is the maximum short-term bonus opportunity for your salary level for the portion of the 2000 Determination Year occurring after June 30, 2000.

         (d) ERLIP - Your benefit under ERLIP shall be based on your base salary
             -----
immediately before your termination of employment with the Company.

         (e) No Impact On Service Credit - Any compensation recognized under
             ---------------------------
paragraph (a)(ii) of this Section 2 (including the 24-month period over which that compensation is recognized) shall not modify the service credit recognized under paragraph (a)(i) of this Section 2.

                                                                     Exhibit C-4

         (f) Payment - Notwithstanding the service credit granted under
             -------
paragraph (a)(i) of this Section 2 and the compensation recognized under paragraph (a)(ii) of this Section 2, nothing in this Exhibit C shall prevent you from receiving any benefits to which you are entitled under any defined benefit or defined contribution pension plan maintained by the Company, including the GTE SERP (as such benefits are modified by this Exhibit C) in any form permitted by such plans (including but not limited to a lump-sum distribution) immediately following your termination of employment. To the extent that the Company's tax-qualified retirement plans cannot provide the benefits specified by this Exhibit C without jeopardizing the tax qualification of such plans, the Company shall provide such benefits under the GTE SERP or its successor.

      3. Life Insurance. As soon as practicable after execution of the Agreement
         --------------
to which this Exhibit C is attached, the Company shall purchase for your benefit, at a premium cost of $6,044,000 and on terms that are cost-neutral to the Company, life insurance coverage similar to that provided to other Company executives.

      4. Stock Options. Annual stock options granted in 1999 and 2000 (except
         -------------
for the Founders' Grant) under the GTE Long-Term Incentive Plan (or any successor thereto) shall be immediately vested and exercisable at any time after termination of employment up to the tenth anniversary of the date the option was granted.

      5. Nonduplication. No provision of this Exhibit C shall require the
         --------------
Company to provide you with any payment, benefit, or grant that duplicates any payment, benefit, or grant that you are entitled to receive under any Company compensation or benefit plan, award agreement, or other arrangement.

                                                                     Exhibit C-5

                                    EXHIBIT D
                                    ---------

                               Excise Tax Gross-Up

     1. Gross-Up Payment - If any payment or benefit received or to be received by you from the Company pursuant to the terms of the Agreement to which this Exhibit D is attached or otherwise (the "Payments") would be subject to the excise tax (the "Excise Tax") imposed by section 4999 of the Internal Revenue Code (the "Code") as determined in accordance with this Exhibit D, the Company shall pay you, at the time specified below, an additional amount (the "Gross-Up Payment") such that the net amount that you retain, after deduction of the Excise Tax on the Payments and any federal, state, and local income tax and the Excise Tax upon the Gross-Up Payment, and any interest, penalties, or additions to tax payable by you with respect thereto, shall be equal to the total present value (using the applicable federal rate (as defined in section 1274(d) of the Code) in such calculation) of the Payments at the time such Payments are to be made.

     2. Calculations - For purposes of determining whether any of the Payments shall be subject to the Excise Tax and the amount of such excise tax,

     (a) The total amount of the Payments shall be treated as "parachute payments" within the meaning of section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of section 280G(b)(1) of the Code shall be treated as subject to the excise tax, except to the extent that, in the written opinion of independent counsel selected by Verizon and reasonably acceptable to you ("Independent Counsel"), a Payment (in whole or in part) does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code, or such "excess parachute payments" (in whole or in part) are not subject to the Excise Tax;

     (b) The amount of the Payments that shall be subject to the Excise Tax shall be equal to the lesser of (i) the total amount of the Payments or (ii) the amount of "excess parachute payments " within the meaning of section 280G(b)(1) of the Code (after applying clause (a), above); and

     (c) The value of any noncash benefits or any deferred payment or benefit shall be determined by Independent Counsel in accordance with the principles of section 280G(d)(3) and (4) of the Code.

                                                                     Exhibit D-1

     3. Tax Rates - For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rates of federal income taxation applicable to individuals in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation applicable to individuals as are in effect in the state and locality of your residence in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes that can be obtained from deduction of such state and local taxes, taking into account any limitations applicable to individuals subject to federal income tax at the highest marginal rates.

     4. Time of Gross-Up Payments - The Gross-Up Payments provided for in this Exhibit D shall be made upon the earlier of (a) the payment to you of any Payment or (b) the imposition upon you, or any payment by you, of any Excise Tax.

     5. Adjustments to Gross-Up Payments - If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the written opinion of Independent Counsel that the Excise Tax is less than the amount previously taken into account hereunder, you shall repay the Company, within 30 days of your receipt of notice of such final determination or opinion, the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal, state, and local income tax imposed on the Gross-Up Payment being repaid by you if such repayment results in a reduction in Excise Tax or a federal, state, and local income tax deduction) plus any interest received by you on the amount of such repayment, provided that if any such amount has been paid by you as an Excise Tax or other tax, you shall cooperate with the Company in seeking a refund of any tax overpayments, and you shall not be required to make repayments to the Company until the overpaid taxes and interest thereon are refunded to you.

     6. Additional Gross-Up Payment - If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the written opinion of Independent Counsel that the Excise Tax exceeds the amount taken into account hereunder (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess within 30 days of the Company's receipt of notice of such final determination or opinion.

                                                                     Exhibit D-2

     7. Change In Law Or Interpretation - In the event of any change in or further interpretation of section 280G or 4999 of the Code and the regulations promulgated thereunder, you shall be entitled, by written notice to Verizon, to request a written opinion of Independent Counsel regarding the application of such change or further interpretation to any of the foregoing, and Verizon shall use its best efforts to cause such opinion to be rendered as promptly as practicable.

     8. Fees And Expenses - All fees and expenses of Independent Counsel incurred in connection with this Exhibit D shall be borne by Verizon.

     9. Survival - The Company's obligation to make a Gross-Up Payment with respect to Payments made or accrued before the end of the Term of Employment shall survive the Term of Employment unless (a) you fail to execute a release in accordance with paragraph 14 ("Release") of the Agreement to which this Exhibit D is attached or (b) you fail to comply with the covenants incorporated in paragraph 15 ("Covenants") of such Agreement, in which event the Company's obligation under this Exhibit D shall terminate immediately.

     10. Defined Terms - Except where clearly provided to the contrary, all capitalized terms used in this Exhibit D shall have the definitions given to those terms in the Agreement to which this Exhibit D is attached.

                                                                     Exhibit D-3

                                   EXHIBIT E
                                   ---------

                                  Good Reason

For purposes of the Agreement to which this Exhibit E is attached (the "Agreement"), "Good Reason" means any of the following events:

  (1) The Company materially breaches the Agreement.

  (2) Your responsibilities, as described in paragraph 4 of the Agreement ("Duties And Responsibilities"), have been significantly reduced in type or scope.

  (3) There has been a significant adverse change in your reporting relationship, as described in paragraph 4 of the Agreement ("Duties And Responsibilities").

  (4) There has been a significant adverse change in your relative compensation (including a negative individual performance adjustment that causes your short-term bonus award for a particular year to be reduced by ten percent or more).

  (5) The Company requires that your services be rendered, during the Term of Employment, primarily at a location or locations other than that provided in paragraph 5(a) of the Agreement ("Term of Employment").

  (6) The other Co-CEO's employment terminates for any reason before June 30, 2002, and you are not named as sole CEO of Verizon through June 30, 2002 (during which period the Agreement shall remain in effect).

  (7) A Change in Control (within the meaning of the Verizon Communications 2000 Broad-Based Incentive Plan as in effect on the date of the Agreement) occurs.

Except where clearly provided to the contrary, all capitalized terms used in this Exhibit E shall have definitions given to those terms in the Agreement.


                                                                     Exhibit E-1

                                    EXHIBIT F
                                    ---------

                                    Covenants

     1. Noncompetition - In consideration for the benefits and agreements described in the Agreement to which this Exhibit F is attached, you agree that:

           (a) Prohibited Conduct - During the period of your employment with the Company, and for the period ending 24 months after your termination of employment for any reason from the Company, you shall not, without the prior written consent of the CEO(s):

               (1) personally engage in Competitive Activities (as defined below); or

               (2) work for, own, manage, operate, control, or participate in the ownership, management, operation, or control of, or provide consulting or advisory services to, any individual, partnership, firm, corporation, or institution engaged in Competitive Activities, or any company or person affiliated with such person or entity engaged in Competitive Activities; provided that your purchase or holding, for investment purposes, of securities of a publicly-traded company shall not constitute "ownership" or "participation in ownership" for purposes of this paragraph so long as your equity interest in any such company is less than a controlling interest;

provided that this paragraph (a) shall not prohibit you from (i) being employed by, or providing services to, a consulting firm, provided that you do not personally engage in Competitive Activities or provide consulting or advisory services to any individual, partnership, firm, corporation, or institution engaged in Competitive Activities, or any company or person affiliated with such person or entity engaged in Competitive Activities, or (ii) engaging in the private practice of law as a sole practitioner or as a partner in (or as an employee of or counsel to) a law firm in accordance with applicable legal and professional standards.

     (b) Competitive Activities - For purposes of the Agreement to which this Exhibit F is attached, "Competitive Activities" means business activities relating to products or services of the same or similar type as the products or services (1) which are sold (or, pursuant to an existing business

                                                                     Exhibit F-1
plan, will be sold) to paying customers of the Company, and (2) for which you then have responsibility to plan, develop, manage, market, or oversee, or had any such responsibility within your most recent 24 months of employment with the Company. Notwithstanding the previous sentence, a business activity shall not be treated as a Competitive Activity if the geographic marketing area of the relevant products or services sold by you or a third party does not overlap with the geographic marketing area for the applicable products and services of the Company.

     2. Interference With Business Relations - During the period of your employment with the Company, and for a period ending with the expiration of 24 months following your termination of employment for any reason from the Company, you shall not, without the written consent of the CEO(s):

               (a) recruit or solicit any employee of the Company for employment or for retention as a consultant or service provider;

               (b) hire or participate (with another company or third party) in the process of hiring (other than for the Company) any person who is then an employee of the Company, or provide names or other information about Company employees to any person or business (other than the Company) under circumstances that could lead to the use of that information for purposes of recruiting or hiring;

               (c) interfere with the relationship of the Company with any of its employees, agents, or representatives;

               (d) solicit or induce, or in any manner attempt to solicit or induce, any client, customer, or prospect of the Company (1) to cease being, or not to become, a customer of the Company or (2) to divert any business of such customer or prospect from the Company; or

               (e) otherwise interfere with, disrupt, or attempt to interfere with or disrupt, the relationship, contractual or otherwise, between the Company and any of its customers, clients, prospects, suppliers, consultants, or employees.

     3. Return of Property; Intellectual Property Rights - You agree that on or before your termination of employment for any reason with the Company, you shall return to the Company all property owned by the Company or in

                                                                     Exhibit F-2
which the Company has an interest, including files, documents, data and records (whether on paper or in tapes, disks, or other machine-readable form), office equipment, credit cards, and employee identification cards. You acknowledge that the Company is the rightful owner of any programs, ideas, inventions, discoveries, patented or copyrighted material, or trademarks that you may have originated or developed, or assisted in originating or developing, during your period of employment with the Company, where any such origination or development involved the use of Company time or resources, or the exercise of your responsibilities for or on behalf of the Company. You shall at all times, both before and after termination of employment, cooperate with the Company in executing and delivering documents requested by the Company, and taking any other actions, that are necessary or requested by the Company to assist the Company in patenting, copyrighting, or registering any programs, ideas, inventions, discoveries, patented or copyrighted material, or trademarks, and to vest title thereto in the Company.

     4. Proprietary And Confidential Information - You shall at all times preserve the confidentiality of all proprietary information and trade secrets of the Company, except to the extent that disclosure of such information is legally required. "Proprietary information" means information that has not been disclosed to the public and that is treated as confidential within the business of the Company, such as strategic or tactical business plans; undisclosed financial data; ideas, processes, methods, techniques, systems, patented or copyrighted information, models, devices, programs, computer software, or related information; documents relating to regulatory matters and correspondence with governmental entities; undisclosed information concerning any past, pending, or threatened legal dispute; pricing and cost data; reports and analyses of business prospects; business transactions that are contemplated or planned; research data; personnel information and data; identities of users and purchasers of the Company's products or services; and other confidential matters pertaining to or known by the Company, including confidential information of a third party that you know or should know the Company is bound to protect.

     5. Definitions - Except where clearly provided to the contrary, all capitalized terms used in this Exhibit F shall have the definitions given to those terms in the Agreement to which this Exhibit F is attached.

                                                                     Exhibit F-3